Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2013
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 5. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

Spectrum Acquisitions During 2013, we acquired $895 of wireless spectrum and operations from various companies, not including the 700 MHz, Atlantic Tele-Network Inc. (ATNI), and NextWave purchases discussed below. During 2012, we acquired $855 of wireless spectrum from various companies. During 2011, we acquired $33 of wireless spectrum from various companies, not including the Qualcomm spectrum purchase discussed below.

700 MHz Spectrum In September 2013, we acquired spectrum in the 700 MHz B band from Verizon Wireless for $1,900 in cash and an assignment of Advanced Wireless Service (AWS) spectrum licenses in five markets. The 700 MHz licenses acquired by AT&T cover 42 million people in 18 states. We recognized a gain of approximately $293 on this and other spectrum transactions.

Atlantic Tele-Network In September 2013, we acquired ATNI's U.S. retail wireless operations, operated under the Alltel brand, for $806 in cash, which included closing adjustments. Under the terms of the agreement, we acquired wireless properties, with a value of $322 in licenses and $296 of goodwill.

NextWave In January 2013, we completed the acquisition of NextWave Wireless Inc. (NextWave), which held wireless licenses in the Wireless Communication Services and AWS bands. We acquired all the equity and purchased a portion of the debt of NextWave for $605. The transaction was accounted for as an asset acquisition of spectrum.

Qualcomm Spectrum Purchase In December 2011, we completed our purchase of spectrum licenses in the Lower 700 MHz frequency band from Qualcomm Incorporated for approximately $1,925 in cash. The spectrum covers more than 300 million people total nationwide, including 12 MHz of Lower 700 MHz D and E block spectrum covering more than 70 million people in five of the top 15 metropolitan areas and 6 MHz of Lower 700 MHz D block spectrum covering more than 230 million people across the rest of the United States.

Purchase of Wireless Partnership Minority Interest In July 2011, we completed the acquisition of Convergys Corporation's minority interest in the Cincinnati SMSA Limited Partnership and an associated cell tower holding company for approximately $320 in cash.

Pending Acquisitions

Leap In July 2013, we announced an agreement to acquire Leap Wireless International, Inc. (Leap), a provider of prepaid wireless service, for fifteen dollars per outstanding share of Leap's common stock, or approximately $1,260, plus one nontransferable contingent value right (CVR) per share. The CVR will entitle each Leap stockholder to a pro rata share of the net proceeds of the future sale of the Chicago 700 MHz A-band FCC license held by Leap. As of September 30, 2013, Leap had approximately $3,100 of debt, net of cash. Under the terms of the agreement, we will acquire all of Leap's stock and, thereby, acquire all of its wireless properties, including spectrum licenses, network assets, retail stores and subscribers.

The agreement was approved by Leap's stockholders on October 30, 2013. The transaction is subject to review by the FCC and Department of Justice (DOJ). The review process is underway at both agencies. The transaction is expected to close in the first quarter of 2014. The agreement provides both parties with certain termination rights if the transaction does not close by July 11, 2014, which can be extended until January 11, 2015, if certain conditions have not been met by that date. Under certain circumstances, Leap may be required to pay a termination fee or AT&T may be required to provide Leap with a three-year roaming agreement for LTE data coverage in certain Leap markets lacking LTE coverage, if the transaction does not close. If Leap enters into the roaming agreement, AT&T will then have the option within 30 days after entry into the roaming agreement to purchase certain specified Leap spectrum assets. If AT&T does not exercise its right to purchase all of the specified Leap spectrum assets, Leap can then within 60 days after expiration of AT&T's option require AT&T to purchase all of the specified spectrum assets.

Dispositions

América Móvil In 2013, we sold a portion of our shares in América Móvil for approximately $1,179. We sold the shares to maintain our historical ownership percentage in conjunction with América Móvil's repurchase activity. (See Note 8)

Advertising Solutions On May 8, 2012, we completed the sale of our Advertising Solutions segment to an affiliate of Cerberus Capital Management, L.P. for approximately $740 in cash after closing adjustments, a $200 advance, which was repaid in 2013, and a 47 percent equity interest in the new entity, YP Holdings. Our operating results include the results of the Advertising Solutions segment through May 8, 2012.

Tender of Telmex Shares In August 2011, the Board of Directors of América Móvil approved a tender offer for the remaining outstanding shares of Télefonos de México, S.A. de C.V. (Telmex) that were not already owned by América Móvil. We tendered all of our shares of Telmex for $1,197 of cash. Telmex was accounted for as an equity method investment (see Note 8).

Pending Disposition

Connecticut Wireline In December 2013, we entered into an agreement to sell our incumbent local exchange operations in Connecticut for $2,000 in cash. The transaction is subject to review by the DOJ, the FCC and the Connecticut Public Utilities Regulatory Authority and other state regulatory authorities. We expect the deal to close in the second half of 2014, subject to customary closing conditions.

These Connecticut operations represent approximately $1,200 in annual revenues as of 2013. We applied held-for-sale treatment to the assets and liabilities of the Connecticut operations, and, accordingly, included the assets in “Other current assets,” and the related liabilities in “Accounts payable and accrued liabilities,” on our consolidated balance sheets. However, the business will not qualify as discontinued operations as we expect significant continuing direct cash flows related to the disposed operations. Assets and liabilities of the Connecticut operations included the following as of December 31, 2013:

Assets held for sale:
Current assets	$155
Property, plant and equipment - net	1,289
Goodwill	799
Other assets	17
Total assets	$2,260

Liabilities related to assets held for sale:
Current liabilities	$128
Noncurrent liabilities	480
Total liabilities	$608

Other

T-Mobile In March 2011, we agreed to acquire from Deutsche Telekom AG (Deutsche Telekom) all shares of T-Mobile USA, Inc. (T-Mobile) for approximately $39,000, subject to certain adjustments. In December 2011, in light of opposition to the merger from the DOJ and FCC, we and Deutsche Telekom agreed to terminate the transaction. Pursuant to the purchase agreement, we paid a breakup fee of $3,000, entered into a broadband roaming agreement and transferred certain wireless spectrum with a book value of $962. These agreement termination charges were included in “Selling, general and administrative” expenses in our Other segment.